Exhibit 10.7

REAFFIRMATION OF GUARANTY

Dated as of February 5, 2003

The undersigned guarantors (collectively, the “Guarantor”) confirms and restates Guarantor’s liabilities, obligations and agreements under the guaranty or guaranties by the undersigned of the indebtedness and obligations of SONIC AUTOMOTIVE, INC., a Delaware corporation, (“Borrower”) to the Lenders and the Agent, under the Credit Agreement dated as of August 10, 2000, as amended by that certain Amended and Restated Credit Agreement dated as of June 20, 2001, as amended by the Amendment to Credit Agreement dated August 15, 2001, as amended by the Amendment to Credit Agreement dated April 11, 2002 (collectively, the “Agreement”), as amended by the Second Amended and Restated Credit Agreement (the “Amendment”) to which this Reaffirmation of Guaranty is attached, and acknowledges and agrees that every right, power and remedy of Lender thereunder is in full force and effect, including without limitation, such right, powers and remedies relating to the Agreement, as amended, and the payment of the indebtedness and the performance of the obligations thereunder. Without limiting the foregoing, Guarantor intends by execution and delivery of this Reaffirmation of Guaranty to absolutely, irrevocably and unconditionally reaffirm Guarantor’s guaranty to Lender and Agent of (i) the due and punctual payment of the indebtedness due and payable under the Agreement, as amended, and (ii) the performance by Borrower of the obligations under the Agreement. Guarantor acknowledges and declares that Guarantor has no defense, claim, charge, plea or set-off whatsoever in law or equity against the Lender, the Agent, the guaranty or guaranties, the Agreement, the Amendment, or any other instrument or document executed by Guarantor or Borrower in connection with the Agreement, or the Amendment. Guarantor waives and releases any and all defenses that might accrue to Guarantor by the execution of the Amendment.

Guarantor has executed this Reaffirmation of Guaranty of the date first above written.

SONIC - MONTGOMERY FLM, INC.,
COBB PONTIAC-CADILLAC, INC.,
ROYAL MOTOR COMPANY, INC.,
CAPITAL CHEVROLET AND IMPORTS, INC.,
SONIC AUTOMOTIVE - 21699 U.S. HWY 19 N., INC.,
HMC FINANCE ALABAMA, INC.
SONIC AUTOMOTIVE OF GEORGIA, INC.,
SONIC AUTOMOTIVE 5260 PEACHTREE
INDUSTRIAL BLVD., LLC,
FRONTIER OLDSMOBILE-CADILLAC, INC.,
MARCUS DAVID CORPORATION,

SONIC AUTOMOTIVE - 9103 E.
INDEPENDENCE, NC, LLC,
SONIC LAKE NORMAN CHRYSLER JEEP, LLC,
TOWN AND COUNTRY FORD, INCORPORATED,
SONIC AUTOMOTIVE-3700 WEST BROAD
STREET, COLUMBUS, INC.,
SONIC AUTOMOTIVE-1455 AUTOMALL DRIVE, COLUMBUS, INC.,
SONIC AUTOMOTIVE-1495 AUTOMALL DRIVE, COLUMBUS, INC.,
SONIC AUTOMOTIVE-4000 WEST BROAD
STREET, COLUMBUS, INC.,
SONIC AUTOMOTIVE-1500 AUTOMALL
DRIVE, COLUMBUS, INC.,
SONIC AUTOMOTIVE-1400 AUTOMALLDRIVE, COLUMBUS, INC.,
SONIC-FORT MILL DODGE, INC.,
SONIC AUTOMOTIVE 2752 LAURENS RD., GREENVILLE, INC.,
SONIC AUTOMOTIVE 2424 LAURENS RD., GREENVILLE, INC.,
SONIC-FORT MILL CHRYSLER JEEP, INC.,
SONIC AUTOMOTIVE OF HATTANOOGA, LLC,
SONIC AUTOMOTIVE OF NASHVILLE, LLC,
SONIC AUTOMOTIVE – 6025
INTERNATIONAL DRIVE, LLC,
SONIC-CREST CADILLAC, LLC, ,
TOWN AND COUNTRY JAGUAR, LLC,
TOWN AND COUNTRY FORD OF CLEVELAND, LLC,
SONIC - 2185 CHAPMAN RD., CHATTANOOGA, LLC,
SONIC OF TEXAS, INC.,
SONIC - WILLIAMS IMPORTS, INC.,
SONIC - WILLIAMS BUICK, INC.,
SONIC - WILLIAMS CADILLAC, INC.,
SONIC - WILLIAMS MOTORS, LLC,
SONIC-NEWSOME CHEVROLET WORLD, INC.,
SONIC - NEWSOME OF FLORENCE, INC.,
SONIC - CLASSIC DODGE, INC.
SONIC - ROCKVILLE MOTORS, INC.,
SONIC - ROCKVILLE IMPORTS, INC.,
SONIC - MANHATTAN WALDORF, INC.,
SONIC - MANHATTAN FAIRFAX, INC.,
SONIC - NORTH CHARLESTON, INC.,

SONIC AUTOMOTIVE - 5585 PEACHTREE
INDUSTRIAL BLVD., LLC,
SONIC - NORTH CHARLESTON DODGE, INC.,
VILLAGE IMPORTED CARS, INC.,
FIRSTAMERICA AUTOMOTIVE, INC.,
FA SERVICE CORPORATION,
FAA AUTO FACTORY, INC.,
FAA BEVERLY HILLS, INC.,
FAA CAPITOL N, INC.,
FAA CONCORD H, INC.,
FAA CONCORD N, INC.,
FAA CONCORD T, INC.,
FAA DUBLIN N, INC.,
FAA MARIN D, INC.,
FAA POWAY D, INC.,
FAA POWAY G, INC.,
FAA SAN BRUNO, INC.,
FAA SERRAMONTE H, INC.,
FAA SERRAMONTE L, INC.,
FAA SERRAMONTE, INC.,
FAA STEVENS CREEK, INC.,
SONIC – COAST CADILLAC, INC. f/k/a
FAA WOODLAND HILLS VW, INC.,
FAA TORRANCE CPJ, INC.,
FAA DUBLIN VWD, INC.,
KRAMER MOTORS INCORPORATED,
FAA SANTA MONICA V, INC.,
FAA LAS VEGAS H, INC.,
L DEALERSHIP GROUP, INC.,
WINDWARD, INC.,
AUTOBAHN, INC.,
SONIC – STEVENS CREEK B, INC.,
FAA HOLDING CORP.,
FRANCISCAN MOTORS, INC.,
SANTA CLARA IMPORTED CARS, INC.,
STEVENS CREEK CADILLAC, INC.,
FAA MARIN F, INC.,
FAA POWAY H, INC.,
FAA POWAY T, INC.,
FAA MARIN LR, INC.,
SONIC-RIVERSIDE, INC.,
SONIC-GLOVER, INC., and
RIVERSIDE NISSAN, INC.,
SPEEDWAY CHEVROLET, INC.
FORT MILL FORD, INC.,
FREEDOM FORD, INC.,
SONIC AUTOMOTIVE - CLEARWATER, INC.,
SONIC AUTOMOTIVE COLLISION CENTER OF CLEARWATER, INC.,

SONIC AUTOMOTIVE - 1919 N. DIXIE HWY., NSB, INC.,
SONIC AUTOMOTIVE - 1307 N. DIXIE HWY., NSB, INC.,
SONIC AUTOMOTIVE - 1720 MASON AVE., DB, INC.,
SONIC AUTOMOTIVE - 3741 S. NOVA RD., PO, INC.,
SONIC AUTOMOTIVE - 241 RIDGEWOOD AVE., HH, INC.,
SONIC AUTOMOTIVE - 6008 N. DALE MABRY, FL, INC.,
SONIC AUTOMOTIVE OF NEVADA, INC.,
SONIC AUTOMOTIVE OF TENNESSEE, INC.,
SONIC AUTOMOTIVE - BONDESEN, INC.,
SONIC - LLOYD PONTIAC - CADILLAC, INC.,
SONIC - LLOYD NISSAN, INC.,
SONIC - SUPERIOR OLDSMOBILE, LLC,
SONIC - SHOTTENKIRK, INC.,
SONIC - INTEGRITY DODGE LV, LLC,
SONIC - VOLVO LV, LLC,
SONIC - FM AUTOMOTIVE, LLC,
SONIC - FM, INC.,
SONIC - FM VW, INC.,
SONIC - NORTH CADILLAC, INC.,
SONIC - FREELAND, INC., and
SONIC AUTOMOTIVE - 1720 MASON AVE., DB, LLC
SONIC AUTOMOTIVE SERVICING COMPANY, LLC
SONIC AUTOMOTIVE F & I, LLC
SONIC – RIVERSIDE AUTO FACTORY, INC.
TRANSCAR LEASING, INC.
SONIC AUTOMOTIVE – 2490 SOUTH LEE HIGHWAY, L.L.C.
FAA CAPITOL F, INC.,
SONIC – LAS VEGAS C EAST, LLC,
SONIC – LAS VEGAS C WEST, LLC,
SONIC - CAPITOL CHEVROLET, INC.
SONIC - LAS VEGAS C EAST, LLC
SONIC DEVELOPMENT, LLC
SONIC – HARBOR CITY H, INC.
SONIC – BUENA PARK H, INC.
SONIC – WEST COVINA T, INC.
SONIC – BETHANY H, INC.
SONIC – WEST RENO CHEVROLET, INC.
AVALON FORD, INC.
SONIC-CARSON F, INC.
SONIC-CARSON LM, INC.

SONIC-DOWNEY CADILLAC, INC.
SONIC-MASSEY CHEVROLET, INC.
SONIC-LONE TREE CADILLAC, INC.
SONIC-ENGLEWOOD M, INC.
SONIC-MASSEY PONTIAC BUICK GMC, INC.
SONIC-SANFORD CADILLAC, INC.
SONIC-PLYMOUTH CADILLAC. INC.
SONIC-CAPITOL CADILLAC, INC.
ARNGAR, INC.
MASSEY CADILLAC, INC. (TX)
MASSEY CADILLAC, INC. (TN)
SMART NISSAN, INC.
SONIC-LS, LLC
SONIC-AUTOMOTIVE WEST, LLC
SONIC-RESOURCES, INC.
SONIC-LAKE NORMAN DODGE, LLC
SONIC-CREST H, LLC
SONIC – CALABASAS A, INC.
SONIC – OKLAHOMA T, INC.
SONIC – CAPITOL IMPORTS, INC.
FRANK PARRA AUTOPLEX, INC.
MOUNTAIN STATES MOTORS CO., INC.
Z MANAGEMENT, INC.
SONIC-SERRAMONTE I, INC.

By:	/s/ THEODORE M. WRIGHT	(seal)

Name:	Theodore M. Wright
Title:	Vice President of each of the above named entities

SONIC AUTOMOTIVE OF TEXAS, L.P.,
SONIC AUTOMOTIVE-4701 I-10 EAST, TX, L.P.,
SONIC AUTOMOTIVE - 3401 N. MAIN, TX, L.P.,
SONIC AUTOMOTIVE - 5221 I-10 EAST, TX, L.P.,
SONIC - SAM WHITE NISSAN, L.P.,
SONIC - LUTE RILEY, L.P.,
SONIC - READING, L.P.,
SONIC - CAMP FORD, L.P.,
SONIC-FORT WORTH T, L.P.,
PHILPOTT MOTORS, LTD.
SONIC – RICHARDSON F, L.P.
SONIC – CARROLLTON V, L.P.
SONIC – HOUSTON V, L.P.
SONIC – LS CHEVROLET, L.P., f/k/a/
LAWRENCE MARSHALL CHEVROLET, L.P.
SONIC UNIVERSITY PARK A, L.P.
SONIC-MASSEY CADILLAC, L.P.
SONIC – FRANK PARRA AUTOPLEX, L.P.
SONIC – CADILLAC D, L.P.
SONIC SAM WHITE OLDSMOBILE, LP

By:	Sonic of Texas, Inc., a Texas corporation, as General Partner

By:	/s/ THEODORE M. WRIGHT	(SEAL)

Name:	Theodore M. Wright
Title:	Vice President

[SIGNATURE PAGE TO GUARANTY]

SONIC PEACHTREE INDUSTRIAL BLVD., L.P.,
SONIC - GLOBAL IMPORTS, L.P. and
SONIC–STONE MOUNTAIN CHEVROLET, L.P.

By:	Sonic Automotive of Georgia, Inc., a Georgia corporation, as General Partner

By:	/s/ THEODORE M. WRIGHT	(SEAL)

Name:	Theodore M. Wright
Title:	Vice President

[SIGNATURE PAGE TO GUARANTY]